Retirement-Related Benefits	12 Months Ended
Jan. 31, 2012
Retirement-Related Benefits [Abstract]
Retirement-Related Benefits

Note 13. Retirement-Related Benefits

Through fiscal 2011, the Company maintained separate profit sharing and 401(k) plans for associates in the United States and Puerto Rico, under which associates generally became participants following one year of employment. The profit sharing component was entirely funded by the Company, and the Company also made additional contributions to the 401(k) component of the plan. In addition to the Company's contributions, associates could elect to contribute a percentage of their earnings to the 401(k) component of the plan.

Effective February 1, 2011, the Company terminated the previous profit sharing and 401(k) plans and offered new safe harbor 401(k) plans for associates in the United States and Puerto Rico, under which associates generally become participants following one year of employment. Under the safe harbor 401(k) plans, the Company matches 100% of participant contributions up to 6% of annual eligible earnings. The matching contributions immediately vest at 100% for each associate. Participants can contribute up to 50% of their pretax earnings, but not more than the statutory limits. Participants age 50 or older may defer additional earnings in catch-up contributions up to the maximum statutory limits.

Contribution expense associated with these plans was $752 million in fiscal 2012 and $1.1 billion fiscal 2011 and 2010.

Employees in international countries who are not U.S. citizens are covered by various post-employment benefit arrangements. These plans are administered based upon the legislative and tax requirements in the countries in which they are established. Annual contributions to international retirement savings and profit sharing plans are made at the discretion of the Company, and were $284 million, $221 million and $218 million in fiscal 2012, 2011 and 2010, respectively.

The Company's subsidiaries in the United Kingdom and Japan have defined benefit pension plans. The plan in the United Kingdom was underfunded by $339 million and $494 million at January 31, 2012 and 2011, respectively. The plan in Japan was underfunded by $325 million and $309 million at January 31, 2012 and 2011, respectively. These underfunded amounts have been recorded in deferred income taxes and other in the Company's Consolidated Balance Sheets at January 31, 2012 and 2011. Certain other international operations have defined benefit arrangements that are not significant.

In February 2011, ASDA and the trustees of ASDA's defined benefit plan agreed to remove future benefit accruals from the plan and, with the consent of a majority of the plan participants, also removed the link between past accrual and future pay increases. In return, ASDA paid approximately $70 million in fiscal 2012 to the plan participants. The related curtailment gain of approximately $90 million was recorded in fiscal 2012 as a decrease to deferred actuarial losses in other comprehensive income.